UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FIRST BANKSHARES, INC.

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SUPPLEMENT TO JOINT PROXY STATEMENT

DATE OF RECONVENED SHAREHOLDER MEETINGS: OCTOBER 15, 2009

On or about August 31, 2009, we mailed to you a joint proxy statement for the combination of our two companies through a merger of Xenith Corporation with and into First Bankshares, with the combined company expected to operate under the name Xenith Bankshares, Inc. Our boards of directors continue to unanimously support the merger and believe that it is in the best interests of both companies and their respective shareholders. We are sending you this joint proxy supplement to inform you that, in certain circumstances described herein, we intend to waive the condition to the completion of the merger that the shares of Xenith Bankshares be approved for listing on the NASDAQ Capital Market upon the completion of the merger. This joint proxy supplement also describes an extension to the cash election deadline for shareholders of First Bankshares. If you have already delivered a properly executed proxy, you do not need to anything with respect to your proxy unless you wish to change your vote.

As previously announced and more fully discussed herein, the Virginia State Corporation Commission recently approved Xenith Corporation’s application to acquire control of First Bankshares as a result of the merger and the application of BankCap Partners Fund I, L.P. for approval of its ownership in the combined company. The merger, however, remains subject to other regulatory approvals and customary closing conditions.

It is a condition to the completion of the merger that the shares of Xenith Bankshares common stock to be issued in the merger be approved for listing on the NASDAQ Capital Market. As of the date of this joint proxy supplement, First Bankshares and Xenith Corporation believe that the combined company meets all but one of the NASDAQ Capital Market initial listing requirements. NASDAQ requires that the market value of the combined company’s publicly held shares (excluding shares held by directors, executive officers and 10% shareholders) be at least $15 million on the date of NASDAQ approval. As of the close of business on September 28, 2009, the market value of publicly held shares of the combined company was $11.5 million.

Although we continue our efforts to obtain approval from NASDAQ for the listing of Xenith Bankshares’ common stock, our boards have determined that it is in the best interests of our respective companies and their shareholders to waive this condition to closing if NASDAQ approval has not been obtained by the time all other conditions to the completion of the merger have been satisfied or waived. If we obtain NASDAQ approval by the time all other conditions to the completion of the merger have been satisfied or waived, we will not need to waive this condition. If, however, we are unable to obtain NASDAQ approval by the time all other conditions to the completion of the merger have been satisfied or waived, First Bankshares and Xenith Corporation intend to waive the NASDAQ listing condition and complete the merger. As a result of such waiver, the common stock of Xenith Bankshares would not be listed on the NASDAQ Capital Market upon completion of the merger. If that were to occur, Xenith Bankshares intends to continue to seek to list its common stock on the NASDAQ Capital Market as soon as practicable following completion of the merger and to seek quotation of its common stock on the OTC Bulletin Board or Pink OTC Markets (known as the “Pink Sheets”) until such time as the NASDAQ Capital Market listing is approved.

As previously announced, we have adjourned our respective shareholder meetings to allow our shareholders time to consider the possible waiver of the NASDAQ listing condition and other information in this joint proxy supplement that updates the information in the joint proxy statement.

First Bankshares’ annual meeting is scheduled to be reconvened at 3:00 p.m., Eastern Time, on Thursday, October 15, 2009 at First Bankshares’ North Suffolk office, 3535 Bridge Road, Suffolk, Virginia. Xenith Corporation’s special meeting is scheduled to be reconvened at 10:00 a.m., Eastern Time, on Thursday, October 15, 2009 at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia. During the period of adjournment, shareholders may continue to vote. The cash election deadline for First Bankshares shareholders to elect cash for their shares of First Bankshares common stock in the merger, subject to proration as noted below, has also been extended to 5:00 p.m., Eastern Time, on Thursday, October 15, 2009.

The record dates for our shareholder meetings have not changed. Only holders of record of First Bankshares common stock at the close of business on August 17, 2009 are entitled to vote at First Bankshares’ adjourned annual meeting. Only holders of record of Xenith Corporation common stock at the close of business on August 19, 2009 are entitled to vote at Xenith Corporation’s adjourned special meeting. This joint proxy supplement contains additional information about the companies and the proposed merger. We urge you to read this entire document carefully. We also urge you, if you have not done so already, to read carefully the entire joint proxy statement previously sent to you.

Under the terms of the agreement of merger and the related plan of merger, both as amended, First Bankshares shareholders may elect to retain some or all of their shares in the combined company or to receive $9.23 in cash per share, subject to proration in the event the aggregate cash elections exceed 25% of the shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger, as described herein and in the joint proxy statement. It is estimated that Xenith Corporation shareholders will receive approximately 0.8972 shares in the combined company for each share of Xenith Corporation common stock they own, with the exact exchange ratio determined immediately prior to the effective time of the merger based on the book value per share of Xenith Corporation common stock at such time divided by $9.23, as described herein.

The boards of directors of First Bankshares and Xenith Corporation continue to unanimously recommend that their respective shareholders vote “FOR” the proposal to approve the agreement of merger and the related plan of merger and the transactions contemplated thereby, referred to herein as the merger proposal. In addition, the board of directors of First Bankshares continues to unanimously recommend that its shareholders vote “FOR” the various proposals to amend its articles of incorporation and to elect directors of First Bankshares and other matters described herein.

For your convenience, we have enclosed another proxy card. If you have already delivered a properly executed proxy, you do not need to do anything with the enclosed proxy card unless you wish to change your vote. If you have not previously voted or if you wish to revoke or change your vote, please complete, date, sign and return promptly the proxy card in the enclosed envelope. You may attend your company’s meeting and vote your shares in person if you wish, even if you have previously returned your proxy.

We thank you for your consideration and continued support!

Darrell G. Swanigan	T. Gaylon Layfield, III

President and Chief Executive Officer FIRST BANKSHARES, INC.	President and Chief Executive Officer XENITH CORPORATION

Neither the Securities and Exchange Commission, referred to herein as the SEC, nor any state securities commission has approved or disapproved the securities to be issued in the merger or determined if this joint proxy supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The securities to be issued in the merger are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other federal or state governmental agency.

This joint proxy supplement is dated September 29, 2009. It is first being mailed to shareholders of First Bankshares and Xenith Corporation on or about September 29, 2009.

ABOUT THIS JOINT PROXY SUPPLEMENT

You should read carefully the detailed information set forth in this joint proxy supplement and the joint proxy statement, dated August 28, 2009, including the “RISK FACTORS” section beginning on page 19 of the joint proxy statement, before deciding how to vote your shares. Unless otherwise specified in this joint proxy supplement or the context otherwise requires:

•	references to “First Bankshares” are to First Bankshares, Inc.;

•

references to “Xenith Bankshares” are to the corporation surviving the merger, which will be named Xenith Bankshares, Inc. following completion of the merger if Proposal II is approved by First Bankshares shareholders;

•	references to “we,” “our” and “us” prior to completion of the merger are to both First Bankshares and Xenith Corporation;

•	references to “we,” “our” and “us” following the completion of the merger are to Xenith Bankshares, Inc., which will be the name of First Bankshares following the completion of the merger;

•	references to “SuffolkFirst Bank” prior to the completion of the merger are to SuffolkFirst Bank, a wholly-owned subsidiary of First Bankshares;

•

references to “Xenith Bank” following the completion of the merger are to Xenith Bank, which will be the name of SuffolkFirst Bank following the completion of the merger, a wholly-owned subsidiary of Xenith Bankshares;

•

references to the “merger agreement” are to the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between Xenith Corporation and First Bankshares, and the related plan of merger, copies of which are attached to the joint proxy statement as Annex A and Annex B, respectively; and

•

references to the “merger” are to the proposed merger of Xenith Corporation with and into First Bankshares pursuant to the terms of the merger agreement, as more fully described under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED MATTERS” beginning on page 63 of the joint proxy statement.

The surviving legal entity in the merger will be First Bankshares, which will change its name to Xenith Bankshares in the merger if First Bankshares shareholders approve Proposal II. References in this joint proxy supplement to “Xenith Bankshares common stock” are to the common stock of the surviving legal entity in the merger.

i

INTRODUCTION

We are sending you this joint proxy supplement to inform you that, in certain circumstances described herein, we intend to waive the condition to the completion of the merger that the shares of Xenith Bankshares be approved for listing on the NASDAQ Capital Market upon the completion of the merger. This joint proxy supplement also describes an extension to the cash election deadline for shareholders of First Bankshares. If you have already delivered a properly executed proxy, you do not need to anything with respect to the enclosed proxy card unless you wish to change your vote.

The information provided in the joint proxy statement, dated August 28, 2009, which we refer to herein as the joint proxy statement, previously mailed to shareholders of First Bankshares and Xenith Corporation on or about August 31, 2009, continues to apply, except as described in this joint proxy supplement. To the extent information in this joint proxy supplement differs from, updates or conflicts with information contained in the joint proxy statement, the information in this joint proxy supplement is the more current information. If you are a First Bankshares shareholder and you need another copy of the joint proxy statement, please contact First Bankshares’ proxy solicitor, Regan & Associates, Inc. at (800) 737-3426 (toll free) or via email at info@reganproxy.com. If you are a Xenith Corporation shareholder and you need another copy of the joint proxy statement, please contact W. Jefferson O’Flaherty, Executive Vice President of Xenith Corporation, at (804) 433-2200. The joint proxy statement may also be found on the Internet at http://www.sec.gov. See “Where You Can Find Additional Information” beginning on page S-9 of this joint proxy supplement.

ii

UPDATE TO THE SUMMARY TERM SHEET

This updated summary highlights the material information about the merger in this joint proxy supplement. It does not, however, contain all of the information that may be important to you or that you should consider before voting. To fully understand the proposals you are being asked to vote on, including the merger proposal, and for a more complete description of the legal terms of the merger, you should read carefully this entire joint proxy supplement and the entire joint proxy statement, including the annexes to the joint proxy statement.

What Shareholders Will Receive

First Bankshares

There has been no change to what shareholders of First Bankshares will receive in the merger, as previously described in the joint proxy statement. Shareholders of First Bankshares may elect to retain their shares of First Bankshares common stock or to receive $9.23 in cash per share for some or all of their shares of First Bankshares common stock, subject to proration in the event the aggregate cash elections exceed 25% of shares outstanding immediately prior to the effective time of the merger. In no event will cash be paid for more than 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger.

Xenith Corporation

Each share of Xenith Corporation common stock issued and outstanding immediately prior to the effective time of the merger, other than shares held by dissenting shareholders (if any), will be converted automatically into and become the right to receive a number of shares of validly issued, fully paid and nonassessable shares of Xenith Bankshares common stock as determined by an exchange ratio. The exchange ratio is an amount equal to the quotient of Xenith Corporation’s adjusted book value per share divided by $9.23. The adjusted book value per share is determined by dividing Xenith Corporation shareholders’ equity as of the month-end prior to the merger, incorporating a roll-forward estimate of Xenith Corporation shareholders’ equity as of the effective date of the merger, by the number of shares of Xenith Corporation common stock outstanding immediately prior to the effective time of the merger. Assuming the merger is completed on October 15, 2009 and that Xenith Corporation does not incur any unanticipated expenses, the exchange ratio is estimated to be approximately 0.8972 shares of Xenith Bankshares common stock for each share of Xenith Corporation common stock.

Ownership of the Combined Company Following the Merger

Assuming that the merger is completed on October 15, 2009 and that Xenith Corporation does not incur any unanticipated expenses, it is expected that Xenith Bankshares will issue approximately 4,268,967 shares of common stock to Xenith Corporation shareholders, based on an assumed book value per share of Xenith Corporation common stock of $8.28, which would result in an exchange ratio under the terms of the merger agreement of approximately 0.8972. Immediately following the completion of the merger, assuming that 25% of the total number of shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger are converted into the right to receive cash, we estimate that there will be outstanding approximately 5,976,191 shares of Xenith Bankshares common stock, with current First Bankshares shareholders owning approximately 26.03% of the combined company’s outstanding common stock, on a fully diluted basis, and current Xenith Corporation shareholders owning approximately 73.97% of the combined company’s outstanding common stock, on a fully diluted basis.

Regulatory Approvals

Various aspects of the merger require regulatory approval from state and federal banking regulators. On September 25, 2009, Xenith Corporation received approval to acquire control of First Bankshares as a result of the merger from the Bureau of Financial Institutions of the State Corporation Commission of the Commonwealth of Virginia, referred to herein as the Virginia Bureau.

BankCap Partners Fund I, L.P., a Delaware limited partnership and a private equity investment fund, referred to herein as BankCap Partners Fund, owns 3.5 million shares of Xenith Corporation common stock. Through the exchange of shares in the merger, BankCap Partners Fund will have control of First Bankshares for bank regulatory purposes after the merger. As a result, the merger is conditioned on the receipt of state and federal bank regulatory approvals of the ownership of shares of First Bankshares by BankCap Partners Fund. Concurrently with the filing of Xenith Corporation’s regulatory applications, BankCap Partners Fund filed applications for prior approval of its ownership in First Bankshares with the Federal Reserve Bank of Dallas and with the Virginia Bureau. BankCap Partners Fund received regulatory approval from the Virginia Bureau on September 25, 2009. Completion of the merger remains subject to BankCap Partners Fund’s receipt of approval from the Federal Reserve, which is anticipated in October 2009.

SuffolkFirst Bank has filed an application to establish a branch at Xenith Corporation’s current offices in downtown Richmond. Approval of this application is expected in October 2009. After the completion of the merger, the downtown Richmond location will become Xenith Bank’s main office. After the completion of the merger, Xenith Bank will file bank regulatory applications to open a second branch in Richmond, Virginia and one in Tysons Corner in Northern Virginia.

All remaining necessary regulatory approvals to complete the merger are expected no later than October 2009, although there can be no assurance this will occur when expected, if at all.

Conditions to the Completion of the Merger

The obligations of First Bankshares and Xenith Corporation to complete the merger depend on a number of conditions being met, as described in the joint proxy statement. One of the conditions to the completion of the merger is that the shares of Xenith Bankshares common stock to be issued in the merger be approved for listing on the NASDAQ Capital Market. We refer to this condition in this joint proxy supplement as the NASDAQ listing condition.

As of the date of this joint proxy supplement, First Bankshares and Xenith Corporation believe that the combined company meets all but one of the NASDAQ Capital Market initial listing requirements. NASDAQ requires that the market value of the combined company’s publicly held shares (excluding shares held by directors, executive officers and 10% shareholders) be at least $15 million on the date of NASDAQ approval. As of the close of business on September 28, 2009, the market value of publicly held shares of the combined company was $11.5 million. The market value of publicly held shares of the combined company during the 30 trading days preceding the date of this joint proxy supplement has ranged from $11.5 million to $16.1 million.

First Bankshares and Xenith Corporation are continuing their efforts to obtain approval from NASDAQ for the listing of Xenith Bankshares’ common stock. If First Bankshares and Xenith Corporation obtain NASDAQ approval by the time all other conditions to the completion of the merger have been satisfied or waived, the NASDAQ listing condition will not need to be waived. However, if the NASDAQ listing condition is not satisfied by the time all other conditions to the completion of the merger have been satisfied or waived, First Bankshares and Xenith Corporation intend to waive the NASDAQ listing condition and complete the merger without having the Xenith Bankshares common stock listed on the NASDAQ Capital Market upon the completion of the merger. If that were to occur, Xenith Bankshares intends to continue to seek to list its common stock on the NASDAQ Capital Market as soon as practicable following completion of the merger and to seek quotation of its common stock on the OTC Bulletin Board or the Pink Sheets until such time as the NASDAQ Capital Market listing is approved.

Timing of the Merger

We intend to complete the merger as soon as possible after shareholder approval is received, all other regulatory approvals have been obtained and other conditions to the closing have been satisfied or waived. It is anticipated that the merger will be completed by the end of the October 2009. However, completion of the merger could be delayed if there is a delay in satisfying any conditions to the merger. There can be no assurances as to whether, or when, the merger will be completed.

UPDATE TO THE QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE

SHAREHOLDER MEETINGS

The following questions and answers briefly address some of the more likely questions raised in connection with the adjournment of the First Bankshares and Xenith Corporation shareholder meetings and this joint proxy supplement. They do not address all questions and do not include all the information that may be important to you as a shareholder of First Bankshares or Xenith Corporation. For answers to some other commonly asked questions about the First Bankshares and Xenith Corporation shareholder meetings, please see “Questions and Answers About the Merger and the Shareholder Meetings” beginning on page 12 of the joint proxy statement. We also urge you to carefully read the entire joint proxy supplement and joint proxy statement, including the annexes to the joint proxy statement.

Q:	Why am I receiving this joint proxy supplement?

A:	We are sending you this joint proxy supplement to inform you that we intend to waive the condition to closing that the shares of Xenith Bankshares common stock to be issued in the merger be approved for listing on the NASDAQ Capital Market if such approval has not been obtained by the time all other conditions to the completion of the merger have been satisfied or waived. If we obtain NASDAQ approval by the time all other conditions to the completion of the merger have been satisfied or waived, we will not need to waive this condition. This joint proxy supplement provides you an opportunity to reconsider your votes regarding the merger and related proposals in light of our intention to waive the NASDAQ listing condition in certain circumstances. This joint proxy supplement also provides information about an extension of the cash election deadline to provide additional time for First Bankshares’ shareholders to reconsider their decisions regarding the opportunity to elect cash in exchange for some or all of their shares in connection with the merger, subject to proration in the event the aggregate cash elections exceed 25% of the shares of First Bankshares common stock outstanding immediately prior to the effective time of the merger.

Q:	What should I do if I already voted using the proxy card that you sent me earlier?

A:	First, carefully read this joint proxy supplement and the joint proxy statement, including the annexes to the joint proxy statement. If you have already submitted a proxy card and do not wish to change your vote, you do not need to do anything. If you have already submitted a proxy card, you will be considered to have voted on the merger proposal and other proposals as indicated on the proxy card you already submitted and your shares will be voted as indicated on that proxy card. If you have already submitted a proxy card, but want to change your vote, you need to submit a new proxy card or attend the meeting and vote in person. If you are a registered holder and you have not already submitted a properly executed proxy card, or wish to change your vote, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope to ensure that your shares will be represented at the relevant shareholder meeting. If your shares are held in “street name” by your broker, and you have not already delivered a properly executed proxy, or wish to change your vote, please refer to the information forwarded by your broker, bank or other holder of record to vote your shares or change your vote.

Q:	Why were the shareholder meetings of First Bankshares and Xenith Corporation adjourned?

A:	The shareholder meetings were adjourned to allow First Bankshares and Xenith Corporation to provide additional information to their respective shareholders and provide shareholders the opportunity to reconsider their votes regarding the merger and related proposals in light of our intention to waive the NASDAQ listing condition in the event such condition is not satisfied by the time all other conditions to the completion of the merger have been satisfied or waived.

Q:	When and where will the shareholder meetings be reconvened?

A:	The First Bankshares annual meeting is scheduled to be reconvened on Thursday, October 15, 2009 at 3:00 p.m., Eastern Time, at its North Suffolk office, 3535 Bridge Road, Suffolk, Virginia.

The Xenith Corporation special meeting is scheduled to be reconvened on Thursday, October 15, 2009 at 10:00 a.m., Eastern Time, at The Commonwealth Club, 401 West Franklin Street, Richmond, Virginia.

Q:	Have the record dates for the shareholder meetings of First Bankshares and Xenith Corporation changed?

A:	No. The record dates for our shareholder meetings have not changed. Only holders of record of First Bankshares common stock at the close of business on August 17, 2009 are entitled to vote at First Bankshares’ adjourned annual meeting. Only holders of record of Xenith Corporation common stock at the close of business on August 19, 2009 are entitled to vote at Xenith Corporation’s adjourned special meeting.

Q:	What do the boards of directors recommend?

A:	The boards of directors of First Bankshares and Xenith Corporation have unanimously approved and adopted the merger agreement and continue to recommend that shareholders vote “FOR” the merger proposal. This recommendation has not changed in light of the companies’ intention to waive the NASDAQ listing condition if it is not satisfied by the time all other conditions to the completion of the merger have been satisfied or waived.

Q:	Have there been any changes to what shareholders of Xenith Corporation will receive for their stock?

A:	There has been no change to the exchange ratio formula that determines the number of shares of Xenith Bankshares common stock to be received by shareholders of Xenith Corporation for each share of Xenith Corporation common stock they own at the effective time of the merger. However, the estimated exchange ratio has changed from that disclosed in the joint proxy statement due to changes in the estimated book value of Xenith Corporation immediately prior to the effective time of the merger. As of the date of this joint proxy supplement, we estimate that the exchange ratio will be approximately 0.8972, assuming the merger is completed on October 15, 2009 and that Xenith Corporation does not incur any unanticipated expenses.

Q:	Have there been any changes to what shareholders of First Bankshares will receive for their stock?

A:	No, there has been no change to what shareholders of First Bankshares will receive in the merger, as previously described in the joint proxy statement. However, the cash election deadline by which shareholders of First Bankshares must elect whether they wish to receive cash for some or all of their First Bankshares shares in the merger has been extended as described immediately below.

Q:	Does the adjournment of the First Bankshares annual meeting of shareholders affect cash elections made by First Bankshares shareholders?

A:	In connection with the adjournment of the First Bankshares and Xenith Corporation shareholder meetings, we have extended the cash election deadline from 5:00 p.m., Eastern Time, on September 29, 2009, until 5:00 p.m., Eastern Time, on October 15, 2009. Otherwise, the adjournment of the First Bankshares annual meeting of shareholders does not affect cash elections made by First Bankshares shareholders.

If you have already submitted a cash election form and do not wish to change your cash election, you do not need to do anything.

If you have already submitted a cash election form and want to change your cash election, or if you have not submitted a cash election form and want to make a cash election with respect to some or all of your First Bankshares shares, you need to submit a new cash election form in the manner described in the joint proxy statement. To facilitate this, a new cash election form will be sent under separate cover to each First Bankshares shareholder. As further described in the joint proxy statement, you must indicate in the place provided on the cash election form the number of shares of First Bankshares common stock with respect to which you elect to receive cash and return the signed form, along with your original stock certificate(s) representing those shares (whether they refer to SuffolkFirst Bank or First Bankshares), in the separate envelope marked “ELECTION FORM ENCLOSED” to Registrar and Transfer Company, the exchange agent for the merger, referred to herein as the exchange agent. Your cash election form must be received by the exchange agent by the cash election deadline of 5:00 p.m., Eastern Time, on October 15, 2009. Do not send your cash election form or stock certificates in the envelope with your proxy card. Do not send your cash election form in the envelope marked “PROXY CARD ENCLOSED.” Do not send your cash election form or stock certificates to First Bankshares or Xenith Corporation.

Q:	Will Xenith Bankshares common stock be listed?

A:	It is a condition to the completion of the merger that the shares of Xenith Bankshares common stock to be issued in the merger be approved for listing on the NASDAQ Capital Market. If First Bankshares and Xenith Corporation obtain NASDAQ approval by the time all other conditions to the completion of the merger have been satisfied or waived, the NASDAQ listing condition will not need to be waived. However, if NASDAQ approval is not obtained by the time all other conditions to the completion of the merger have been satisfied or waived, First Bankshares and Xenith Corporation intend to waive the closing condition that such shares be listed on NASDAQ.

As of the date of this joint proxy supplement, First Bankshares and Xenith Corporation believe that the combined company meets all but one of the NASDAQ Capital Market initial listing requirements. NASDAQ requires that the market value of the combined company’s publicly held shares (excluding shares held by directors, executive officers and 10% shareholders) be at least $15 million on the date of NASDAQ approval. As of the close of business on September 28, 2009, the market value of publicly held shares of the combined company was $11.5 million. The market value of publicly held shares of the combined company during the 30 trading days preceding the date of this joint proxy supplement has ranged from $11.5 million to $16.1 million.

If NASDAQ approval for the listing of Xenith Bankshares’ common stock is not obtained and the shareholders of both companies approve the merger when their respective shareholder meetings are reconvened, First Bankshares and Xenith Corporation intend to waive the NASDAQ listing condition and complete the merger after all other conditions to the completion of the merger have been satisfied or waived. If Xenith Bankshares common stock is not listed at the completion of the merger, Xenith Bankshares intends to continue its efforts to obtain a listing of its shares on the NASDAQ Capital Market as soon as practicable following completion of the merger and to seek quotation of its common stock on the OTC Bulletin Board or the Pink Sheets until such time as the NASDAQ Capital Market is approved.

Trading in Xenith Bankshares’ common stock may be adversely affected if the shares are quoted on the OTC Bulletin Board or the Pink Sheets, rather than listed on the NASDAQ Capital Market upon the completion of the merger. Securities trading on the OTC Bulletin Board and the Pink Sheets sometimes trade less frequently and in smaller volumes than securities traded on the NASDAQ markets, which could have an adverse effect on the liquidity of Xenith Bankshares’ common stock. Securities trading on the OTC Bulletin Board and the Pink Sheets also tend to be more volatile and may trade at lower prices than securities traded on the NASDAQ Capital Market.

Q:	What should I do now?

A:	If you have already submitted a proxy card and do not wish to change your vote, you do not need to do anything else to vote. If you have not already submitted a proxy card or wish to change your vote on a previously submitted proxy card, you should complete, sign, date and return your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the applicable reconvened shareholder meeting. It is important that the proxy card be received as soon as possible and in any event prior to the commencement of voting at the applicable reconvened shareholder meeting.

In addition, if you are a First Bankshares shareholder of record and you are interested in receiving cash for any of your First Bankshares shares, you must make an election to do so on the cash election form. If you have already submitted a cash and do not wish to change your cash election, you do not need to do anything now with respect to your cash election. If you are interested in receiving cash but have not yet submitted a cash election form, or have submitted a cash election form but now wish to change your election, you should make an election as indicated on the cash election form and return the signed cash election form, which will be sent under separate cover, along with your original stock certificate(s) in the separate envelope marked “ELECTION FORM ENCLOSED” as soon as possible and in any event so that it is received prior to the cash election deadline. If you have submitted a cash election form but now wish to entirely revoke your cash election, you should send a written notice of revocation to the exchange agent, prior to the election deadline.

If you hold your shares of First Bankshares common stock in “street name” (i.e., your bank, broker or other financial intermediary holds your shares for you), you should receive instructions regarding cash election procedures directly from your bank or broker. If you have any questions regarding these procedures, you should contact your bank or broker directly, or you may contact First Bankshares at the address or telephone number listed on page S-7.

Q:	Can I change my vote after I mail my proxy card?

A:	Yes. You can change your vote at any time before your proxy is voted at the reconvened shareholder meeting. You can do this in one of three ways:

•	First, you can send a written notice stating that you would like to revoke your proxy;

•	Second, you can complete and submit a new proxy card; or

•	Third, you can attend the shareholder meeting and vote in person. Simply attending the shareholder meeting, however, will not revoke your proxy.

If you choose either of the first or second methods, you must submit your notice of revocation or your new proxy card no later than the beginning of the reconvened shareholder meeting or, if the reconvened shareholder meeting is further adjourned or postponed, before the further adjourned or postponed meeting is actually held. If you are a First Bankshares shareholder, your submissions must be mailed to First Bankshares’ Corporate Secretary at the address listed on page S-7. If you are a Xenith Corporation shareholder, your submissions must be mailed to Xenith Corporation’s Corporate Secretary at the address listed on page S-7.

Q:	Who should I contact with questions?

A:	If you have more questions about the merger you should contact:

First Bankshares, Inc.

3535 Bridge Road

P.O. Box 1340

Suffolk, Virginia 23439

(757) 934-8200

Attn:   Darrell G. Swanigan,

                President and CEO

Attn:   Robert E. Clary,

                Chief Financial Officer

or

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

Toll-free: (800) 737-3426

Email: info@reganproxy.com

Xenith Corporation

One James Center

901 E. Cary Street, Suite 1700

Richmond, Virginia 23219

(804) 433-2200

Attn:   T. Gaylon Layfield, III,

                President and CEO

Attn:   Thomas W. Osgood,

                Chief Financial Officer and

                Chief Administrative Officer

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this joint proxy supplement and in the joint proxy statement that are subject to risks and uncertainties. These forward-looking statements include, but are not limited to, statements about the expected satisfaction of closing conditions to the merger, the timing for completion of the merger, information about possible or assumed future results of operations or performance plans and objectives for future operations, projections of revenues and other financial items that are based on our beliefs as well as assumptions made by and information currently available to us. Also, when we use the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “will,” “should,” “would,” “could,” “project,” “predict,” or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the merger and our future financial results and performance. This could cause our results or performance to differ materially from those expressed in our forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by our forward-looking statements include the following:

•	those discussed and identified in public filings with the SEC made by First Bankshares;

•	the timing of the completion of the merger;

•	the expenses and other liabilities incurred or accrued between the signing of the merger agreement and the closing of the merger;

•	Xenith Corporation’s ability to integrate its operations with those of First Bankshares in a timely and efficient manner;

•	general economic or business conditions, which may be worse than expected and may cause further deterioration of asset values;

•	exposure to counterparties in the financial industry;

•	decisions regarding credit risk and allowance for loan losses;

•	Xenith Bankshares’ ability to enact its business strategy for the combined company;

•	Xenith Bankshares’ ability to access funding to support its asset growth;

•	Xenith Bankshares’ use of brokered deposits and any limitations imposed on our ability to do so by our regulators;

•	Xenith Bankshares’ ability to manage rapid expansion;

•	reduction of operating margins caused by changes in the interest rate environment;

•	competition in Xenith Bankshares’ target markets;

•	Xenith Bankshares’ dependence on key personnel;

•	Xenith Bankshares’ dependence on technology;

•	legislative or regulatory changes; and

•	costs associated with compliance efforts and regulatory actions.

We have based our forward-looking statements on our current expectations about future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee you that these expectations actually will be achieved. We are under no duty to update any of the forward-looking statements after the date of the joint proxy statement or this joint proxy supplement to conform those statements to actual results. In evaluating these statements, you should consider various factors, including the risks outlined in the section of the joint proxy statement entitled “RISK FACTORS,” beginning on page 19 of the joint proxy statement.

MARKET PRICES AND DIVIDENDS

During the third quarter of 2009 through September 28, 2009, the trading price of First Bankshares common stock ranged from a low of $5.01 to a high of $7.38. On September 28, 2009, the latest practicable date before the printing and mailing of this joint proxy supplement, the closing sales price per share of First Bankshares common stock on the NASDAQ Capital Market was $5.75.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

First Bankshares is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document First Bankshares files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. First Bankshares’ SEC filings are available at this website.

If you would like to request documents from First Bankshares or Xenith Corporation, please make a request in writing or by telephone to either First Bankshares or Xenith Corporation at the following address:

First Bankshares, Inc.	Xenith Corporation
3535 Bridge Road	One James Center
P.O. Box 1340	901 E. Cary Street, Suite 1700
Suffolk, Virginia 23439	Richmond, Virginia 23219
(757) 934-8200	(804) 433-2200
Attn: Robert E. Clary, CPA	Attn: W. Jefferson O’Flaherty

If you would like to request any documents, please do so by October 8, 2009 in order to receive them before the reconvened First Bankshares or Xenith Corporation shareholder meeting, as applicable.

You should rely only on the information contained in this joint proxy supplement and the joint proxy statement regarding the matters to be considered at the shareholder meetings. Neither First Bankshares nor Xenith Corporation has authorized anyone to provide you with information that is different from what is contained in this joint proxy supplement and the joint proxy statement. This joint proxy supplement is dated September 29, 2009 and the joint proxy statement is dated August 28, 2009. You should not assume that the information contained in the joint proxy supplement or the joint proxy statement, respectively, is accurate as of any date other than such dates, respectively, and neither the mailing of this joint proxy supplement to shareholders nor the issuance of Xenith Bankshares common stock in the merger will create any implication to the contrary.

Information on First Bankshares’ Website and Xenith Corporation’s Website

First Bankshares maintains a website at www.suffolkfirstbanks.com. Information contained in or accessible through First Bankshares’ website does not constitute part of this joint proxy supplement and you should not rely on that information in deciding whether to approve any of the proposals described in the joint proxy statement, unless that information is also in the joint proxy statement or this joint proxy supplement.

Xenith Corporation maintains a website at www.xenithbank.com. Information contained in or accessible through Xenith Corporation’s website does not constitute part of this joint proxy supplement and you should not rely on that information in deciding whether to approve any of the proposals described in the joint proxy statement, unless that information is also in the joint proxy statement or this joint proxy supplement.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
FIRST BANKSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE RECONVENED ON OCTOBER 15, 2009

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST BANKSHARES, INC.

The undersigned, having received the Notice of Annual Meeting of Shareholders of First Bankshares, Inc., and the related joint proxy statement dated August 28, 2009 and joint proxy supplement dated September 29, 2009, hereby appoints Peter C. Jackson, Jonie N. Mansfield and Robert M. Moore, Jr., and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to vote all shares of common stock of First Bankshares, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be reconvened on Thursday, October 15, 2009, at its North Suffolk office, 3535 Bridge Road, Suffolk, Virginia, at 3:00 p.m., Eastern Time, and any adjournment or postponement thereof, in accordance with instructions noted herein.

Proposal	For	Against	Abstain
1. **MERGER PROPOSAL:** To approve the agreement of merger, dated as of May 12, 2009, and amended as of August 14, 2009, between First Bankshares, Inc. and Xenith Corporation, the related plan of merger, and the transactions contemplated thereby, as the same may be amended from time to time, as more fully described in Proposal I in the joint proxy statement and accompanying joint proxy supplement.	☐	☐	☐
2. **NAME CHANGE:** To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to change the name of First Bankshares, Inc. to Xenith Bankshares, Inc., as more fully described in Proposal II in the joint proxy statement.	☐	☐	☐
3. **INCREASE AUTHORIZED SHARES OF COMMON STOCK:** To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to increase the number of authorized shares of common stock from 10 million to 100 million, as more fully described in Proposal III in the joint proxy statement.	☐	☐	☐
4. **AUTHORIZE SHARES OF PREFERRED STOCK:** To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to authorize the issuance of up to 25 million shares of preferred stock, as more fully described in Proposal IV in the joint proxy statement.	☐	☐	☐
5. **AMEND SHAREHOLDER VOTING REQUIREMENTS:** To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to amend certain shareholder voting requirements, as more fully described in Proposal V in the joint proxy statement.	☐	☐	☐
6. **AMEND STANDARD FOR REMOVING DIRECTORS:** To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to establish "cause" as the sole standard for removing directors, as more fully described in Proposal VI in the joint proxy statement.	☐	☐	☐
7. **AMEND INDEMNIFICATION PROCEDURES:** To approve an amendment to the Articles of Incorporation of First Bankshares, Inc. to revise the procedures for persons other than directors and officers seeking indemnification, as more fully described in Proposal VII in the joint proxy statement.	☐	☐	☐

Proposal	For	With-hold	For All Except
8. **ELECTION OF DIRECTORS:** To elect as directors the nine nominees to the board of directors named below, for terms expiring at the 2010 annual meeting or until their successors are duly elected and qualified or until such directors resign as provided in the merger proposal, as more fully described in Proposal VIII in the joint proxy statement.	☐	☐	☐

NOMINEES:

Larry L. Felton	Peter C. Jackson	Jonie N. Mansfield
Robert M. Moore, Jr., CPA	Darrell G. Swanigan	James E. Turner, Jr.
Clinton L. Varner	Jack W. Webb, Jr.	Clay K. White

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

Proposal	For	Against	Abstain
9. **ADJOURNMENT PROPOSAL:** To approve any motion to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to achieve a quorum or to approve any of Proposals I though VIII, as more fully described in Proposal IX in the joint proxy statement.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS AND "FOR"EACH OF THE NOMINEES LISTED ABOVE.

The proxy holder may vote and otherwise represent the undersigned, in the discretion of the proxy holder, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If specific instructions are indicated on this proxy, this proxy, when properly executed, will be voted in accordance with those instructions. If specific instructions are not indicated on this proxy, this proxy will be voted:

- **FOR the merger proposal (Proposal I);**
- **FOR the name change (Proposal II);**
- **FOR the increase in the number of authorized shares of common stock (Proposal III);**
- **FOR the authorization of the issuance of preferred stock (Proposal IV);**
- **FOR the amendment of certain shareholder voting requirements (Proposal V);**
- **FOR the establishment of "cause" as the sole standard for removing directors (Proposal VI);**
- **FOR the amendment of certain indemnification procedures (Proposal VII);**
- **FOR the election as directors of the nine nominees listed on this proxy (Proposal VIII); and**
- **FOR the adjournment proposal (Proposal IX).**

Please be sure to date and sign this proxy card in the box below.

Date ____________

Sign above ____________

FIRST BANKSHARES, INC.

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

YOUR VOTE IS IMPORTANT!

Please sign and date this proxy card and return it in the enclosed postage-paid envelope.

Please use the envelope provided marked "PROXY CARD ENCLOSED" to return your proxy card. Do not return a cash election form or any stock certificates in the envelope with your proxy card. If you make a cash election, your cash election form, which will be sent under separate cover, and related stock certificates must be returned to Registrar and Transfer Company, as exchange agent, in the envelope marked "ELECTION FORM ENCLOSED" that will be sent with the cash election form.

If you have any questions or need assistance voting your shares, please contact Regan & Associates, Inc., which is assisting First Bankshares, toll-free at (800) 737-3426 or via email at info@reganproxy.com.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

6532

X

Detach above card, sign, date and mail in postage paid envelope provided.

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor,

administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer,

giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

YOUR VOTE IS IMPORTANT!

Please sign and date this proxy card and return it in the enclosed postage-paid envelope.

If you have any questions or need assistance voting your shares, please contact W. Jefferson O’Flaherty, Executive Vice

President of Xenith Corporation at (804) 433-2200.

XENITH CORPORATION

REVOCABLE PROXY

XENITH CORPORATION

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The undersigned, having received the Notice of Special Meeting of Shareholders of

Xenith Corporation, and the related joint proxy statement dated August 28, 2009 and joint proxy supplement dated September 29, 2009, hereby appoints T. Gaylon

Layfield, III, Malcolm S. McDonald, Palmer P. Garson and Mark B. Sisisky, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to vote all shares of common stock of Xenith Corporation that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders

(the “Special Meeting”) to be reconvened on Thursday, October 15, 2009, at The

Commonwealth Club, 401 West Franklin Street, Richmond, Virginia at 10:00 a.m.,

Eastern Time, and any adjournment or postponement thereof, in accordance with instructions noted herein.

1. MERGER PROPOSAL: To approve the

agreement of merger, dated as of

May 12, 2009, and amended as of

August 14, 2009, between First

Bankshares, Inc. and Xenith Corporation, the related plan of merger,

and the transactions contemplated thereby, as the same may be amended from time to time, as more fully described in Proposal I in the joint proxy statement and accompanying joint proxy supplement.

For Against Abstain

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH

THE PROXY IN THE ENVELOPE PROVIDED.

PLEASE MARK VOTES

AS IN THIS EXAMPLE

Date

Sign above

Please be sure to date and sign

this proxy card in the box below.

6687

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON OCTOBER 15, 2009

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF XENITH CORPORATION

For Against Abstain

2. ADJOURNMENT PROPOSAL: To

approve any motion to adjourn or

postpone the Special Meeting to a later

date or dates, if necessary, to solicit

additional proxies if there are insufficient votes at the time of the

Special Meeting to achieve a quorum or to approve the merger proposal, as more fully described in Proposal IX in the joint proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE LISTED PROPOSALS.

The proxy holder may vote and otherwise represent the

undersigned, in the discretion of the proxy holder, on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

If specific instructions are indicated on this proxy, this proxy,

when properly executed, will be voted in accordance with those instructions. If specific instructions are not indicated on this proxy,

this proxy will be voted:

• FOR the merger proposal; and

• FOR the adjournment proposal.

In order to complete the cash election process, you MUST submit EACH of your original First Bankshares common stock certificates (whether they refer to SuffolkFirst Bank or First Bankshares) that represent all, or any portion, of the shares with respect to which you wish to make a cash election. If you are making a cash election with respect to some, but not all, of the shares represented by one of your original First Bankshares common stock certificates, you still MUST submit such certificate in order to complete the cash election process. If you cannot locate your original stock certificate(s) that represent all, or any portion, of the shares for which you make a cash election, please check the box below, complete the Affidavit for

Lost Stock Certificates, and carefully follow the instructions on the reverse of this Cash Election Form.

Completing this Cash Election Form is not a vote regarding the Merger. Please use the proxy card and related instructions delivered with the joint proxy statement or joint proxy supplement to vote on the Merger. You are not required to vote in favor of the Merger in order to make a cash election.

DESCRIPTION OF CERTIFICATES SURRENDERED

Certificate(s) Enclosed (Attach List if Necessary)

Total Number of Shares

(See Instructions) Represented by

Name(s) and Address of Registered Holder(s) Total Number of Certificate(s) with respect

Certificate Shares Represented to which a Cash Election

Number(s) by Certificate(s) is being Made

TOTAL SHARES FOR WHICH A CASH ELECTION

IS BEING MADE:

CASH ELECTION FORM AND LETTER OF TRANSMITTAL

This Cash Election Form and Letter of Transmittal (“Cash Election Form”) is being delivered in connection with the Agreement of Merger (the “Merger Agreement”), dated May 12, 2009, as amended as of August 14, 2009, between First Bankshares,

Inc. (“First Bankshares”) and Xenith Corporation (“Xenith”), and the related plan of merger, whereby Xenith will merge (the “Merger”) with and into First Bankshares, the surviving entity (the “Combined Company”) which will operate under the name Xenith Bankshares, Inc., assuming the First Bankshares shareholders approve Proposal II of the joint proxy statement. If the First Bankshares shareholders do not approve Proposal II, the Combined Company will operate under the name First

Bankshares.

EXCHANGE AGENT: REGISTRAR AND TRANSFER COMPANY

CASH ELECTION DEADLINE EXTENDED TO 5:00 P.M., EASTERN TIME, OCTOBER 15, 2009

To be effective, this Cash Election Form must be received by the Exchange Agent no later than 5:00 p.m., Eastern Time, on October 15, 2009 together with your original stock certificate(s) representing the cash election shares (whether they refer to SuffolkFirst Bank or First Bankshares). Please read the instructions carefully before completing this form.

For assistance, please call: (800) 368-5948

Mailing Address: By Hand:

Registrar and Transfer Company Registrar and Transfer Company

Attn: Reorg/Exchange Dept. Attn: Reorg/Exchange Dept.

P.O. Box 645 10 Commerce Drive

Cranford, New Jersey 07016-0645 Cranford, New Jersey 07016

n Check the box to the left if you have lost any of your First Bankshares stock certificates (whether they refer to SuffolkFirst Bank or First Bankshares) that represent all, or any portion, of the shares with respect to which you wish to make a cash election, and complete the Affidavit for Lost Stock Certificates on the reverse side (see Instruction B5).

*Note – any shares represented by certificates not described in this box will remain outstanding as shares of Combined Company common stock and will NOT be exchanged for cash.

IMPORTANT – THE BOX BELOW MUST BE SIGNED AND DATED AND THE SUBSTITUTE FORM W-9

ON THE REVERSE SIDE MUST BE COMPLETED WITH SIGNATURE AND TAX ID NUMBER

IMPORTANT

SHAREHOLDER SIGN HERE

(Also Complete Substitute Form W-9)

X

X

Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s). If signature is by attorney,

executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction B1.

Dated

Name(s):

(Please Print)

Capacity:

Area Code and Telephone No.:

SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS

(See Instructions B1 and 2)

To be completed ONLY if (i) the New Certificate to be issued and/or (ii) the check in exchange for the

Certificate(s) surrendered herewith are to be issued in the name of someone other than the undersigned. The taxpayer identification number of the new owner must be provided. (See Instruction B7)

Issue and deliver New Certificate and/or check to:

Name:

(Please Print First, Middle & Last Name)

Address:

(including Zip Code)

Dated

MEDALLION SIGNATURE GUARANTEE

Required only if Special Payment and/or Issuance Instructions are provided.

(See Instruction B2)

The signature(s) should be guaranteed by an Eligible Financial Institution or a member of a registered national securities exchange or the Financial Industry Regulatory Authority pursuant to Securities and

Exchange Commission Rule 17Ad-15.

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction B4)

Complete ONLY if the New Certificate and/or the check, as applicable, is to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown under the undersigned’s name at the top of the letter.

Mail New Certificate and/or check to:

Name:

(Please Print First, Middle & Last Name)

Address:

(including Zip Code)

If you have already properly submitted a Cash Election Form and do not wish to change your cash election, you do not need to submit another Cash Election Form. If you want to make a cash election and have not already submitted a Cash Election Form, this Cash Election Form must be received by Registrar and Transfer Company (the “Exchange Agent”) no later than 5:00 p.m., Eastern Time, on October 15, 2009 (the “Cash Election Deadline”) along with your original stock certificate(s) representing the cash election shares (whether they refer to SuffolkFirst Bank or First Bankshares). Please read the instructions carefully before completing this form. If you do not want to make a cash election and want to elect to retain all of your shares in the Combined Company, you should NOT complete and return this Cash Election Form and you will automatically be deemed to be a Non-Electing Shareholder (see Instruction A7). If First Bankshares

shareholders approve Proposal II, Non-Electing Shareholders will be mailed another Letter of Transmittal and instructions for exchanging their First Bankshares stock certificates for Combined Company stock certificates promptly after the completion of the Merger.

You should complete this Cash Election Form ONLY if you hold shares in registered form, which means that you have possession of stock certificates in your name. If any of your shares are held in unregistered form or “street name” by a broker, bank or other financial intermediary, please contact your broker, bank or other financial intermediary for instructions on how to make an election for those shares.

IMPORTANT: The Cash Election Deadline is 5:00 p.m., Eastern Time, on October 15, 2009. If you have not already submitted a Cash Election Form and you do not return this form and the stock certificates and/or completed

Affidavit for Lost Stock Certificates by the Cash Election Deadline, you will NOT receive cash for any of your shares (see Instruction A1).

IMPORTANT: Your cash election is subject to proration in the event the total cash elections exceed 25% of First Bankshares shares of common stock outstanding immediately prior to the effective time of the Merger. As such, you are not guaranteed to receive cash for all shares of First Bankshares common stock for which you make a cash election; however, you are entitled to receive cash for 25% of your cash election shares (see Instruction A3). Any adjustments to the elections will be made in accordance with the proration procedures set forth in the Merger Agreement that is attached as Annex A to the joint proxy statement. You should carefully read the joint proxy statement, joint proxy supplement and the Merger Agreement previously provided to you for a complete explanation of the proration and other terms of the cash election.

IMPORTANT: If First Bankshares shareholders approve Proposal II and you do not elect to receive, or do not receive, cash with respect to all shares represented by the certificate(s) surrendered with this Cash Election Form, the

Exchange Agent will forward to you a new certificate (a “New Certificate”) representing the number of shares of Combined Company common stock equal to the number of shares of First Bankshares represented by surrendered certificates for which you did not receive cash.

Generally, receiving cash will be treated as a transaction in which income or loss will be recognized for U.S. federal income tax purposes. You should refer to the discussion under “PROPOSAL I – APPROVAL OF THE MERGER AND RELATED

MATTERS—Material Federal Income Tax Consequences of the Merger” in the joint proxy statement for a general summary of the material federal income tax consequences of the Merger. Because individual circumstances may differ, you should consult your tax advisor to determine the tax effects of the Merger to you, including the application and effect of foreign, federal, state, local or other tax laws.

This communication is not a solicitation of a proxy from any First Bankshares shareholder. First Bankshares has filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement of First Bankshares and

Xenith Corporation and a joint proxy supplement. The joint proxy statement was mailed to First Bankshares shareholders on or about August 31, 2009, and a joint proxy supplement was mailed to First Bankshares shareholders on or about

September 29, 2009. FIRST BANKSHARES SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT, JOINT PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE

SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The undersigned, upon the terms and subject to the conditions specified in this Cash Election Form and in the Merger Agreement, hereby (i) elects to receive cash for the shares of First Bankshares common stock specified in “DESCRIPTION

OF CERTIFICATES SURRENDERED” above and (ii) delivers such shares and any other shares represented by the certificate(s) delivered herewith (or a properly executed Affidavit for Lost Stock Certificates) to the Exchange Agent for surrender in exchange for cash, in each case upon the terms and subject to the conditions specified in this Cash Election Form and in the Merger Agreement.

The undersigned represents and warrants that the undersigned has full power and authority to submit, sell, assign and transfer the above described shares of First Bankshares common stock and that when accepted for exchange by the Combined

Company, the Combined Company will receive good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with full power of substitution to exchange certificates formerly representing shares of First Bankshares together with accompanying evidence of transfer and authenticity, for cash, to the extent set forth above under

“DESCRIPTION OF CERTIFICATES SURRENDERED” and as provided in the Merger Agreement. Delivery of the enclosed certificate(s) shall be effected, and the risk of loss and title to such certificate(s) shall pass, only upon proper delivery thereof to the Exchange Agent. All authority herein conferred shall survive the death or incapacity of, and any obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of, the undersigned.

INSTRUCTIONS

A. Special Conditions

1. Time in which to Make an Election. To be effective, a properly completed Cash Election Form accompanied by each stock certificate representing all, or any portion, of the holder’s shares of First Bankshares common stock for which a cash election is being made must be received by Registrar and Transfer Company, the Exchange Agent, not later than 5:00 p.m., Eastern Time, on October 15, 2009 (the “Cash Election Deadline”). If you have already properly submitted a Cash Election Form and do not wish to change your cash election, you do not need to submit another Cash Election Form. If a holder is making a cash election for some, but not all, of the shares represented by one of his or her original

First Bankshares common stock certificates, such holder still must submit the certificate by the Cash Election Deadline in order to complete the cash election process. Holders of First Bankshares common stock whose Cash Election Form and certificate(s) are not so received will be considered non-electing shareholders (“Non-Electing Shareholders”) and will not receive cash in exchange for any of their shares of First Bankshares common stock (see Instruction A7 below).

The method of delivery of all documents is at the option and risk of the First Bankshares shareholder, but if sent by mail, delivery by registered mail, properly insured, with return receipt requested, is recommended. Do not send your Cash

Election Form or stock certificates in the same envelope as your proxy card! Do not send your Cash Election Form or stock certificates to First Bankshares.

2. Description of Certificates. Insert in the box at the top of this Cash Election Form marked “DESCRIPTION OF CERTIFICATES SURRENDERED” the certificate number(s) of the First Bankshares common stock certificate(s) that you are surrendering herewith, the total number of shares of First Bankshares common stock represented by each certificate, the number of shares represented by each certificate for which a cash election is being made and the name and address of each registered owner of such certificates. If the space provided is insufficient, attach a separate sheet listing this information. In the portion of the box captioned “TOTAL SHARES FOR WHICH A CASH ELECTION IS BEING MADE,”

please state the total number of shares represented by all of the stock certificates listed in the box for which a cash election is being made. Shares described in the table as being subject to a cash election shall be eligible for exchange for cash. Shares not described in the table as being subject to a cash election shall not be eligible for exchange for cash and, upon completion of the Merger, shall represent an equal number of shares of Combined Company common stock.

3. Proration. Cash elections are subject to proration in the event the aggregate cash elections exceed 25% of First Bankshares shares of common stock outstanding immediately prior to the effective time of the Merger. As such, a holder is not guaranteed to receive cash for each share for which such holder makes a cash election. To find out more about this limit and the proration method that will be used, please see “PROPOSAL I – APPROVAL OF THE MERGER AND

RELATED MATTERS–Proration” in the joint proxy statement.

4. Change or Revocation of Election. A holder of shares of First Bankshares common stock who has made an election may at any time prior to the Cash Election Deadline change or revoke such election for all or any portion of the shares of First Bankshares common stock by (a) submitting a written notice of revocation to the Exchange Agent prior to the Cash Election Deadline or (b) submitting a properly completed revised Cash Election Form that identifies the shares of

First Bankshares common stock to which it applies to the Exchange Agent prior to the Cash Election Deadline. If a holder revokes a cash election, and such holder has transmitted any certificates representing shares of First Bankshares common stock to the Exchange Agent, the Exchange Agent will promptly return the certificates subject to such revocation to the holder who submitted them (except to the extent, if any, a subsequent cash election is properly made for any or all of the shares represented by such certificates).

5. Joint Forms of Election. Holders of shares of First Bankshares common stock who make a joint election will be considered to be a single holder of such shares. Joint Cash Election Forms may be submitted only by persons submitting certificates registered in different forms of the same name (e.g., “John Smith” on one certificate and “J. Smith” on another) and by persons who may be considered to own each other’s shares by reason of the ownership attribution rules contained in Section 318(a) of the Internal Revenue Code of 1986, as amended. If this Cash Election Form is submitted as a joint Cash Election Form, each record holder of shares of First Bankshares common stock covered hereby must properly sign this Cash Election Form in accordance with Instruction B1, attaching additional sheets if necessary. The signatures of such holders will be deemed to constitute a certification that the persons submitting a joint Cash Election

Form are eligible to do so.

6. Forms of Election by Nominees. Any record holder of shares of First Bankshares common stock who is a nominee may submit one or more Cash Election Forms, indicating on the form or forms a combination of cash elections covering up to the total number of shares of First Bankshares common stock owned by such record holder. However, upon the request of First Bankshares or the Combined Company, as applicable, such record holders will be required to certify to the satisfaction of First Bankshares or the Combined Company, as applicable, that such record holder holds such shares of First Bankshares common stock as nominee for the beneficial owners of such shares. Each beneficial owner for whom such a Cash Election Form is so submitted will be treated as a separate shareholder of First Bankshares for purposes of allocation of cash payments and Combined Company common stock to be issued upon consummation of the Merger.

7. Shares as to Which No Election is Made. Any holder of shares of First Bankshares common stock who fails to submit a properly completed Cash Election Form to the Exchange Agent by the Cash Election Deadline, or who revokes his or her previously submitted Cash Election Form and fails to re-submit subsequently a properly completed Cash Election Form, will be considered a Non-Electing Shareholder, will not receive any cash for his or her shares of First

Bankshares common stock and, upon completion of the Merger, his or her shares of First Bankshares common stock shall represent the equivalent number of shares of Combined Company common stock. Subject to the provisions herein for lost certificates, a holder who fails to surrender to the Exchange Agent prior to the Cash Election Deadline the certificate(s) representing the shares of First Bankshares common stock with respect to which such holder has submitted a

Cash Election Form will be deemed to not have submitted a properly completed Cash Election Form with respect to the shares represented by such non-surrendered certificate(s).

B. General.

1. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders of certificates for which a joint Cash Election Form is submitted) on this Cash Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of First Bankshares common stock described on this Cash Election Form have been assigned by the registered holder(s), in which event this Cash Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed on the certificate(s).

If this Cash Election Form is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner(s)

in the name(s) as written on the face of the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Cash Election Form must be guaranteed by an Eligible Financial Institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

If this Cash Election Form is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he or she is the registered owner, must give such person’s full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Cash Election Form.

A certificate may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority or is a commercial bank or trust company in the United States.

2. Special Payment and/or Issuance Instructions. If checks or certificates representing Combined Company common stock are to be payable to the order of or registered in other than exactly the same name(s) that appear(s) on the certificate(s) representing shares of First Bankshares common stock being submitted herewith, the certificate(s) submitted herewith must be accompanied by appropriate signed stock power(s), and the signature(s) appearing on such stock power(s) and on this Cash Election Form must be guaranteed by an Eligible Financial Institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also complete the

“SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS” box on this Cash Election Form.

3. Stock Transfer Taxes. It will be a condition to the issuance of any check or certificate representing shares of Combined Company common stock in any name(s) other than the name(s) in which the surrendered certificate(s) for shares of First Bankshares common stock is (are) registered that the person(s) requesting the issuance of such check or certificate representing shares of Combined Company common stock either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

4. Special Delivery Instructions. If checks or certificates representing shares of Combined Company common stock are to be delivered to someone other than the registered holder(s), or to the registered holder(s) at an address other than that appearing above, please complete the “SPECIAL DELIVERY INSTRUCTIONS” box on this Cash Election Form.

5. Lost Certificates. If your certificate(s) representing shares of First Bankshares common stock has (have) been lost, stolen or destroyed, the share certificates must be replaced under an insurance bond underwritten by Travelers Casualty

& Surety Company of America. You should check the box on the face of this Cash Election Form indicating that the certificate(s) cannot be located, complete the rest of the form, including the Affidavit For Lost Stock Certificates below and return it to the Exchange Agent, along with a check payable to Travelers Casualty & Surety Company of America in the amount of 1.5% of the market value of the shares of First Bankshares common stock represented by the lost certificate(s) and any certificate(s) representing First Bankshares common stock in your possession (minimum $25.00). If your bond premium exceeds $3,750.00, you must contact Registrar and Transfer Company at (800) 368-5948 immediately.

This Cash Election Form and related documents cannot be processed until the lost, stolen or destroyed certificate(s) has (have) been replaced under the insurance bond. If all the necessary documents are not returned prior to the Cash Election

Deadline, your cash election will be deemed of no effect.

6. Determination of Questions. All questions with respect to this Cash Election Form and cash elections made by holders of shares of First Bankshares common stock (including, without limitation, questions relating to the time limits or effectiveness or revocation of any cash elections and questions relating to computations as to proration, if any) will be determined by First Bankshares or the Combined Company, as applicable, and/or the Exchange Agent, whose determination shall be conclusive and binding. First Bankshares or the Combined Company, as applicable, shall have the absolute right to reject any and all Cash Election Forms not in proper form or to waive any irregularities in any such form, although it does not represent that it will do so. First Bankshares or the Combined Company, as applicable, and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of First Bankshares common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither First Bankshares nor the Combined Company, as applicable, nor the Exchange Agent is under any obligation to notify a holder of shares of First Bankshares common stock of any defect in a Cash Election Form.

7. Important Tax Information: Substitute Form W-9. Each surrendering shareholder is required to provide Registrar and Transfer Company with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-

9 below and to certify whether the shareholder is subject to backup withholding. Failure to provide such information on the form may subject the surrendering shareholder to federal income tax withholding at the applicable withholding rate on payments made to such surrendering shareholder with respect to the shares. If such holder is an individual, the TIN is his or her Social Security Number. A holder must cross out item (2) in Part 2 of Substitute Form W-9 if such holder is subject to backup withholding. Certain holders (including, among others, all corporations and foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt holders should indicate their exempt status by checking the appropriate box in the Substitute Form W-9 below. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements may be obtained from Registrar and Transfer Company. If backup withholding applies, Registrar and Transfer Company is required to withhold tax at the applicable rate of any payments made to the holder or other payee. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

8. Inability to Transfer After Cash Election is Made. Once a cash election is properly made with respect to any share of First Bankshares common stock, the electing holder will not be able to sell or otherwise transfer that share, unless the cash election is properly revoked prior to the Cash Election Deadline, or unless the Merger Agreement is terminated.

9. Inquiries. All inquiries with respect to this Cash Election Form should be made directly to the Exchange Agent, Registrar and Transfer Company, at 1- 800-368-5948, or via email to info@rtco.com.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS

MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW INSTRUCTION B7 FOR ADDITIONAL INFORMATION.

AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this Cash Election Form as lost. That a search for the certificate(s) has been conducted and that the certificate(s) cannot be located.

That the certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

In requesting the replacement of this certificate(s), I hereby agree that: If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless First Bankshares, Xenith Corporation, the

Combined Company, Travelers Casualty & Surety Company of America, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Travelers Casualty & Surety Company of America. My check, payable to the Travelers Casualty & Surety Company of America, to cover the premium of 1.5% of the market value of the stock (minimum $25.00), is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Note: If your bond premium exceeds $3,750.00 you must contact Registrar and Transfer Company (800) 368-5948 immediately.

Sign Here:

Co-Owner, if any:            Date:             , 20

PAYER’S NAME: THE COMBINED COMPANY

SUBSTITUTE

Form W-9

(Rev. October 2007)

Department of the Treasury

Internal Revenue Service

Request for Taxpayer

Identification Number and Certification

Please fill in your name and address below.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:

MÊIndividual/Sole proprietor MÊCorporation

MÊPartnership MÊOther

MÊLimited liability company.

(see instructions)

Enter the tax classification

(D=disregarded entity,

C=corporation, P=partnership)

MÊExempt payee

Address (number, street, and apt. or suite no.)

City, State and ZIP Code

List account number(s) here (optional)

Social Security Number(s)

OR

Employer Identification Number(s)

Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal

Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement

(IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct

TIN.

Sign Here

Signature of

U.S. person             DATE             , 20

Part 1 — Taxpayer Identification Number (TIN)—Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN).

However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions in the Guidelines. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN in the Guidelines.

Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.

General Instructions

Section references are to the Internal Revenue Code unless

otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions,

mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S.

exempt payee. If applicable, you are also certifying that as a

U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United

States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a

U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9.

Instead, use the appropriate Form W-8 (see Publication 515,

Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally,

only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income.

However, most tax treaties contain a provision known as a

“saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S.

resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a

statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the

exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law,

this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However,

paragraph 2 of the first Protocol to the U.S.-China treaty (dated April

30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the

United States. A Chinese student who qualifies for this exception

(under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding give the requester the appropriate completed

Form W-8.

What is backup withholding? Persons making certain payments

to you must under certain conditions withhold and pay to the IRS

28% of such payments. This is called “backup withholding.”

Payments that may be subject to backup withholding include

interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

W-9 Guidelines #153 First Bankshares, Inc./ Xenith Corporation/ Xenith Bankshares, Inc.

12-05-07

FormW-9

(Rev. October 2007)

Department of the Treasury

Internal Revenue Service

Cat. No. 10231X

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect

TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup

withholding. See the instructions below and the separate

Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social

Security Administration of the name change, enter your first name,

the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business,

trade, or “doing business as (DBA)” name on the “Business name”

line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P”

for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a

domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the

LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the

“Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any

IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United

States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions,

agencies, or instrumentalities, or

5. An international organization or any of its agencies or

instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the

Commodity Futures Trading Commission,

10.	A real estate investment trust,
11.	An entity registered at all times during the tax year under

the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section

584(a),

13.	A financial institution,
14.	A middleman known in the investment community as a

nominee or custodian, or

15.	A trust exempt from tax under section 664 or described in

section 4947.

Form W-9 (Rev. 10-2007) Page 2

The chart below shows types of payments that may be exempt

from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . . THEN the payment is exempt

for . . .

Interest and dividend payments All exempt payees except

for 9

Broker transactions Exempt payees 1 through 13.

Also, a person registered under

the Investment Advisers Act of

1940 who regularly acts as a

broker

Barter exchange transactions Exempt payees 1 through 5

and patronage dividends

Payments over $600 required Generally, exempt payees

to be reported and direct 1 through 7 2

sales over $5,000 1

1	See Form 1099-MISC, Miscellaneous Income, and its instructions.
2	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your

SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and

TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one

immediately. To apply for an SSN, get Form SS-5, Application for a

Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS

Individual Taxpayer Identification Number, to apply for an ITIN, or

Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer

Identification Number (EIN) under Starting a Business. You can get

Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN,

write “Applied For” in the space for the TIN, sign and date the form,

and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments,

generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on

payments. The 60-day rule does not apply to other types of

payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in

1	through 5 below.

1. Interest, dividend, and barter exchange accounts opened

before 1984 and broker accounts considered active during

1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts

opened after 1983 and broker accounts considered inactive

during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments”

include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for

merchandise), medical and health care services (including

payments to corporations), payments to a nonemployee for

services, payments to certain fishing boat crew members and

fishermen, and gross proceeds paid to attorneys (including

payments to corporations).

5. Mortgage interest paid by you, acquisition or

abandonment of secured property, cancellation of debt,

qualified tuition program payments (under section 529), IRA,

Coverdell ESA, Archer MSA or HSA contributions or

distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 10-2007) Page 3

Form W-9 (Rev. 10-2007) Page 4

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4] List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at w ww.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.